Supplement dated November 19, 2021

 to the Prospectuses dated May 1, 2021, for

MassMutual Artistry

Issued by Massachusetts Mutual Life Insurance Company
and C.M. Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”) effective November 1, 2021:

•	American Century Investment Management, Inc. replaced T. Rowe Price Associates, Inc. as the investment sub-adviser to the MML Small Company Value Fund. All references in the Prospectuses to T. Rowe Price Associates, Inc. as the investment adviser to the Fund are replaced with American Century Investment Management, Inc.
•	Massachusetts Financial Services Company was added as an investment sub-adviser to the MML International Equity Fund. All references in the Prospectuses to the investment sub-adviser to the MML International Equity Fund shall include Massachusetts Financial Services Company.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call the MassMutual Customer Service Center at 1-800-272-2216. Our Service Center is open Monday through Friday between 8 a.m. and 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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